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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 24, 2002
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                           001-11015                    36-1169950
(State or other jurisdiction of            (Commission                (I.R.S. Employer
incorporation or organization)             file number)              Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA                                     85077
(Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code (602) 207-4000
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ITEM 5. OTHER EVENTS

On January 24, 2002, Viad Corp (the "Company") announced its financial results for the fourth quarter and 2001 fiscal year (subject to audit) and the restatement of Viad's audited financial statements for the fiscal years 1998, 1999 and 2000. A copy of the Company's press release dated January 24, 2002 is filed as Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits
         99 - Press Release dated January 24, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  VIAD CORP
                                                  (Registrant)

January 24, 2002                                  By /s/ Catherine L. Stevenson
                                                  Catherine L. Stevenson
                                                  Vice-President - Controller
                                                  (Chief Accounting Officer
                                                  and Authorized Officer)

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                                  Exhibit Index

Exhibit 99 Press release issued by Viad Corp in connection with the Company's financial results for the 2001 fiscal year (subject to audit) and the restatement of Viad's audited financial statements for the fiscal years 1998, 1999 and 2000.

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